REVELATION BIOSCIENCES

# Corporate Presentation

NASDAQ: REVB

January 2026

www.revbiosciences.com

# Forward-Looking Statements

This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. These forward-looking statements are generally identified by the words "anticipate", "believe", "expect", "estimate", "plan", "outlook", and "project" and other similar expressions. We caution investors that forward-looking statements are based on management's expectations and are only predictions or statements of current expectations and involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from those anticipated by the forward-looking statements. Revelation cautions investors not to place undue reliance on any such forward-looking statements, which speak only as of the date they were made.

The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the ability of Revelation to meet its financial and strategic goals, due to, among other things, competition; the ability of Revelation to grow and manage growth profitability and retain its key employees; the possibility that the Revelation may be adversely affected by other economic, business, and/or competitive factors; risks relating to the successful development of Revelation's product candidates; the risk that our preclinical studies will not demonstrate sufficient positive data to support commencement of clinical trials; the risk that we may not fully enroll our clinical studies or enrollment will take longer than expected; risks relating to the occurrence of adverse safety events and/or unexpected concerns that may arise from data or analysis from our clinical studies; changes in applicable laws or regulations; expected initiation of the clinical studies, the timing of clinical data; the outcome of the clinical data, including whether the results of such study is positive or whether it can be replicated; the outcome of data collected, including whether the results of such data and/or correlation can be replicated; the timing, costs, conduct and outcome of our other clinical studies; the anticipated treatment of future clinical data by the FDA, the EMA or other regulatory authorities, including whether such data will be sufficient for approval; the success of future development activities for Gemini or any other product candidates; potential indications for which product candidates may be developed; the ability of Revelation to maintain the listing of its securities on NASDAQ; the expected duration over which Revelation's balances will fund its operations; the ability of Revelation to obtain further financing and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by Revelation.

# Gemini Programs and Market Potential

| Program | Therapeutic Indication | Intellectual Property | Patient Population | Market Potential | Next Milestone |
|---|---|---|---|---|---|
| **GEM-AKI** | **Acute Kidney Injury** | **Wholly-Owned** | **2.3 Million** | **$5 Billion** | **Phase 2/3** |
| GEM-CKD | Chronic Kidney Disease | Wholly-Owned | 37 Million | $9 Billion | Phase 2 |
| GEM-PBI | Post Burn Infection | Licensed from Vanderbilt University | 30,000 | $750 Million | Phase 1b |
| GEM-PSI | Post Surgical Infection | Licensed from Vanderbilt University | 6.3 Million | $3 Billion | Phase 1b |

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# Programs

# AKI Program Fast Facts

**The Problem:** Acute kidney Injury (AKI)

- A sudden decrease in kidney function Driven by excessive inflammation
- ~50% of all ICU patients develop AKI (20% of all hospitalized)[1]


Immune suppression
Excess Inflammation
Imbalanced Immune System

- Severe AKI (stage 3)
- Need for dialysis
- Longer recovery
- Higher mortality (>50%)

**The Solution:** GEMINI

- Corrects hyperinflammation while restoring immunocompetence


Balanced Immune System

- Reduced AKI severity
- Reduced dialysis
- Quicker recovery
- Decreased mortality

**Status:** Agreement with FDA on single Phase 2/3 Study and composite endpoint comprising death and/or need for dialysis

**Next Milestone:** Initiate Phase 2/3 Adaptive design study in AKI patients



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[1]DOI: 10.1038/s41598-023-45006-5

# Gemini Phase 2/3 Adaptive 2-Part Study[1]



**Part 1 (Phase 2):** Severe stage 2 or stage 3 acute kidney injury patients not yet on dialysis will be administered Gemini or placebo. Multiple dosing regimens will be evaluated

**Adaptation:** The Safest dosing regimen will be determined and graduated to Part 2 and the sample size will be evaluated and adjusted as necessary



**Part 2 (Phase 3):** The safest dosing regimen from Part 1 will be evaluated in Part 2. Data from Part 1 and Part 2 will be used for analysis. Primary outcome measured will be a positive change in a composite of death and/or need for dialysis in treatment vs. placebo


Congratulations!

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BIOSCIENCES

[1]The study will be conducted in two parts and will enroll approximately 300 patients total

# AKI Scientific Advisory Board

## Revelation has engaged the Renal & Cardiometabolic Center of Excellence (RCM CoE)

- To solicit feedback from regional scientific experts around the study design
- To ensure the protocol is optimized for both patients and investigators
- To engage with key opinion leaders (KOLs) to leverage their scientific expertise on protocol design

## The benefits of engaging several KOLs and National Leaders include:

- KOL expertise can be used to support the design and development of protocols that are scientifically sound and patient-centric
- Early set-up of advisory boards and steering committees to oversee study conduct

# CKD Program Fast Facts

**The Problem:** CKD is a chronic decrease in kidney function ultimately leading to dialysis

- Driven by inflammation
- ~10% of global population have CKD
- Numerous risk factors including prior AKI, hypertension, obesity, diabetes

**The Solution:** GEMINI

- Gemini has been shown to correct background inflammation and restore immunocompetence in CKD
- Expected to slow down or stop progression of disease

**Status:**

- Oral formulation development ongoing
- Tox studies to support Phase 2 planned for 2026

**Next Milestone:** Initiate Phase 2 study in CKD

# Burn Program Fast Facts

**The Problem:** Severe burn patients suffer from hyperinflammation and have increased risk of severe systemic inflammatory response syndrome and sepsis, and are at risk of immunosuppression

**The Solution:** GEMINI

- Corrects hyper inflammation while restoring immunocompetence
- Expected to reduce the number of dialysis days, leading to more rapid recovery

**Status:** Established strong scientific advisory board comprising KOLs specializing in the treatment of severe burn

**Next Milestone:** Obtain an IND for Burn and Initiate Phase 1b study in severe burn patients

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# The Science

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# TLR4 stimulation via PHAD can rebalance cellular equilibrium, fostering healing processes



Immune Cell Stimuli
Macrophage
Dendritic Cell
Neutrophil
Gemini

**Hyperinflammation**

- Cellular infiltration
- Sustained immune response, cytokines
- Highly cytotoxic environment
- Pathogen/cellular debris clearance
- Acute and chronic tissue damage

**Immunosuppression**

- Cellular senescence
- Removal of inflammatory signals
- Reduced cellular immune response
- Reduction in pro-inflammatory cytokines
- Permissive environment

**Treatment with Gemini maintains capacity for pathogen clearance, with reduction in pro-inflammatory cytokines**

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# Gemini is a Safer TLR4 Agonist



Extracellular space
Gemini
Intracellular space
LPS
MYD88
Gemini is a safer TLR4 agonist, producing low levels of pro-inflammatory cytokines, leading to less cellular damage, promoting a balanced immune response
TRIF
NF-κB
Increased production of pro-inflammatory cytokines via LPS, resulting in cell damage and inflammation
P
IRF3
P
IRF3
LPS
Gemini
TLR4
Nucleus

- Immunomobilization - Cells sent to where they are needed
- Balanced immune response - lower pro-inflammatory cytokine production, intact anti-inflammatory cytokine production
- Durable reprogramming of cellular metabolism
- Restoration of immunocompetence - Observed out to one week
- Upstream reprogramming of TLR4 activation to blunt assembly of inflammasome

Gemini is differentiated from inhibitory anti-inflammatory agents, as Gemini facilitates acute activation of the innate immune system with rapid return to homeostasis, rather than inhibiting a specific factor

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# Multiple Inflammatory Diseases may benefit from Gemini

**Neurodegenerative Diseases**
- Parkinson's
- Alzheimer's Disease

**Hepatic Disease**
- MASH
- IgA Nephropathy

**Inflammatory Bowel Disease**
- Crohn’s Disease
- Ulcerative Colitis

**Hyperinflammatory Syndromes**
- CAR-T Induced MAS
- ARDS
- CAPS



**Cardiovascular Disease**
- Myocarditis
- Pericarditis
- Cardiorenal Syndrome

**Renal Disease**
- Acute Kidney Injury
- Chronic Kidney Disease
- IgA Nephropathy

**Connective Tissue Disease**
- Rheumatoid Arthritis
- Osteoarthritis
- Myositis

# Financial Overview

# Financial Overview

| Key Financial Summary | 9/30/2025 |
|---|---|
| Cash | $12,708,489 |
| Stockholders Equity | $11,001,835 |
| Cash Used for Operations | $6,302,589 |
| Cash Provided by Financing | $12,512,060 |

| Beneficial Holders | Shares | % |
|---|---|---|
| Management | 843,373 | 13.31 |
| **Total** | **843,373** | **13.31** |

| Cap Table | Shares |
|---|---|
| Common Stock | 6,335,804 |
| Common Stock Warrants (Exercise price range $1.55-$579,600) | 17,355,076 |
| Grants Outstanding | 1,021,103 |
| Equity Pool | 402,342 |
| **Fully Diluted** | **25,114,325** |

# Experienced Management

### Experienced management and scientific team

Extensive product development experience across multiple indications spanning all stages of drug development including 7 FDA and EMA approvals

### Successful track record in multiple startups and turn-arounds including

3 NASDAQ listings and 1 NYSE listing

### A history of building successful commercial organizations

Approval and commercialization of drugs (GIAPREZA®)

Manufacturing scale up and validation, development of sales force, regulatory and compliance

### Management has broad experience in financings and investor relations

Experience with equity and other types of financings

Executive management has raised over $1 billion in multiple financings

$71 million raised to date for Revelation

# Key Takeaways

- Agreement with FDA on clear path to approval for Gemini for treatment of AKI
    - Single adaptive Phase 2/3 study with clinically relevant and achievable primary composite endpoint
- Enormous market potential
- A well experienced management with a proven track record
- We have shown Gemini rebalances inflammation and acts as a reset for the innate immune system, fostering the healing process

# Thank You!

For more information, please visit
www.revbiosciences.com

REVELATION
BIOSCIENCES

# Supplemental Slides

# AKI is a significant Problem: A deeper dive

Acute Kidney Injury (AKI) is a sudden loss of kidney function that is often linked to severe illness and driven by excessive inflammation often making kidneys unable to effectively filter waste and excess fluid which is treated with renal replacement therapy (dialysis)

**AKI can develop as a result of many different causes including:**

- Decreased blood flow to the kidneys
- Direct damage to the kidneys
- Blockage of urine flow through the kidney

**AKI inducing events may include:**

- Shock (low blood pressure)
- Blood or fluid loss (such as bleeding, severe diarrhea)
- Heart attack or Heart failure
- Other conditions leading to decreased heart function, organ failure (e.g., heart, liver), overuse of pain medicines such as NSAIDs, severe allergic reactions, burns, injury, infection (sepsis), cancer, toxicity (e.g., chemotherapies), hereditary factors, or major surgery



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# AKI in the US – A Significant Unmet Medical Need



Total Hospital Admissions[1]

**34,426,650**

All-Cause AKI Incidence[2]

**6,885,330**

AKI Stage 2/3[2]

**2,341,012**

Target Patients[3]

**468,202**

**$21,250** **Cost Burden[4]**
(Current Standard of Care)

**$10,625** **Treatment Price**
(Target Price = 50% Cost Savings)

**Annual Market Potential[5]**

**$5 Billion**

[1] American Hospital Association. Fast Facts on U.S. Hospitals 2025
[2] DOI: 10.1038/s41598-023-45006-5
[3] Assumes a 20% market penetration for an AKI stage 2/3 treatment
[4] DOI: 10.2215/CJN.02730313
[5] The $21,250 figure was calculated by taking the 50th percentile (median) excess hospitalization costs for AKI Stage 2 ($15,200) and Stage 3 ($27,300) patients and averaging the two values

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# CKD is a significant problem

- AKI patients have an increased chance of developing Chronic Kidney Disease (CKD) as a direct result of the damage inflicted by AKI [1]
- CKD affects 10% of the global population[2]
- Worsening renal function as a result of increased inflammation can cause serious damage in other organs, including cardiorenal syndrome[3]
- By normalizing pro-inflammatory cytokine response, Gemini corrects the process contributing to damage caused by inflammation
- Revelation is developing an oral formulation of Gemini to support repeat dosing for a number of inflammation-driven indications, including CKD


AKI
Tissue Damage/ Fibrosis
Increased Inflammation
Chronic Inflammation
CKD
CardioRenal Syndrome
Organ Damage / Failure
Pathways Gemini directly normalizes, halting hyperinflammatory cycle

[1]DOI: 10.1038/ki.2011.379
[2]DOI: 10/3390/cells12232714
[3]DOI: 10.1093/ndt/gfq647

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# Severe Burn and the Hyperinflammatory Cycle

- Severe burn induces a hypermetabolic response characterized by shock and a hyperactive immune response
- This hyperinflammation cycle further exacerbates infection, putting patients at greater risk of developing systemic inflammatory response syndrome (SIRS) and sepsis, and inducing immunosuppression[1]
- Gemini corrects the immune response and restores immunocompetence, providing two separate means of halting the hyperinflammatory cycle, reducing infection and promoting healing
- Revelation has engaged burn care experts from major regional burn centers as KOLs to collaborate in developing a clinical strategy to treat patients with severe burn



Burn Injury
Hypovolemic Shock and Vascular Leakage
Immune and Inflammatory Response
Metabolic Changes
Immunosuppression
Bacterial Multiplication
Hypermetabolism
SIRS and/or Sepsis
Multiple Organ Failure
Death
Pathways Gemini directly normalizes, halting hyperinflammatory cycle

[1]DOI: 10.1038/s41572-020-0145-5

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# Clinical and Preclinical Data

Demonstration of The Potential of Gemini in Target Indications

# Gemini Corrected Hyperinflammation and Restored Immunocompetence in Patients with CKD in PRIME Clinical Study

## Gemini reduced background cytokine levels relative to placebo[1]



Number of Elevated Cytokines
0
0.5
1
1.5
2
2.5
3
3.5
4
4.5
5
Placebo Pre
Placebo 2hr
Placebo 24 hr
Placebo 168 hr



Number of Elevated Cytokines
0
0.5
1
1.5
2
2.5
3
3.5
4
4.5
5
Target Pre
Target 2hr
Target 24 hr
Target_168 hr

## Gemini restored responsiveness to LPS stimulation relative to placebo[2]



NUmber of Cytokines Stimulated
0
0.5
1
1.5
2
2.5
3
3.5
4
4.5
5
Placebo Pre
Placebo 2hr
Placebo 24hr
Placebo 168hr



NUmber of Cytokines Stimulated
0
0.5
1
1.5
2
2.5
3
3.5
4
4.5
5
Target Pre
Target 2hr
Target 24hr
Target 168hr

- Stage 3 or 4 CKD patient peripheral blood mononuclear cells (PBMCs) were collected prior to and 2, 4, and 24 hours post dose
- PBMC supernatants were assessed *ex vivo* against media alone or with Gemini and the traditional TLR4 agonists LPS and HMGB-1
- **Treatment with Gemini significantly reduced the number of elevated cytokines relative to placebo levels, out to one week post dose**
- Gemini restored significant responsiveness to LPS stimulation relative to placebo levels, out to one week post dose
- Gemini also improved responsiveness to HMGB-1 stimulation relative to placebo (data not shown)
- **Restoration of immunocompetence demonstrates Gemini is not acting as an immunosuppressant**

[1] Box and whisker plot of all data in specified dose group at time noted. P-values: Target dose (4.5ug): 2 hr, p<0.01, 24 hr p<0.02, 168 hr p<0.03. Placebo results not significant. P-values generated using two-tailed t-test with alpha at 5%

[2] Box and whisker plot of all data in specified dose group at time noted. P-values: Target dose (4.5ug): 2 hr, NS, 24 hr p<0.02, 168 hr p<0.03. NS=not significant. P-values generated using two-tailed t-test with alpha at 5%

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# Gemini significantly reduced fibrotic scarring in a rat model of AKI and CKD

## Gemini significantly reduced new collagen deposition[1]


Collagen Fraction Volume (% Area)
7%
6%
5%
4%
3%
2%
1%
0%
Sham
UUO Control
Positive Control
Gemini (0.1 mg/kg)
Gemini (0.3 mg/kg)
Gemini (0.9 mg/kg)
*
†
†
†

* p < 0.05 vs Sham
† p < 0.05 vs UUO control

## Antifibrotic activity of Gemini in markers of fibrosis and inflammation


TGF-β
IL-10
NGAL
TGF-β ng/mL
pg/mL
Concentration (ng/mL)
Gp 1 Sham
Gp 2 UUO
Gp 3 PC
Gp 4 0.1 mg/kg
Gp 5 0.3 mg/kg
Gp 6 0.9 mg.kg

*p < 0.05 vs group 2

- The unilateral urinary obstruction (UUO) model is used for studying AKI and CKD
- Daily dosing with Gemini significantly reduced renal fibrosis, or scarring, relative to control
- **Treatment with Gemini induced dose-dependent reductions in fibrosis (as measured via collagen volume fraction (CVF))**
- Similar levels of fibrosis were observed between the highest dose group (0.9mg/kg) and the positive control, a well-defined TGF-b blocker
- **Gemini treatment induced anti-fibrotic activity through reduced levels of TGF-b in conjunction with increased anti-inflammatory IL-10 and NGAL (neutrophil gelatinase lipocalin) levels**
- Reduction in fibrosis levels are correlated with improved organ function[2]

[1]Collagen deposition in renal cortex vs treatment with vehicle only. Male rats (n=11-12 / group) subjected to UUO. Composite data represents average of 3 anatomically distinct depths (10 images / depth / rat / group = ~60-65% of renal cortical area). Renal cortical fibrosis, expressed as Collagen Volume Fraction (CVF; via quantitation of PSR stained tissue sections) was increased in vehicle-treated group relative to control at Day 7
[2]DOI: 10.1038/s41392-023-01379-7

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# Gemini significantly improved organ function in a rat model of AKI

Pre-treatment with Gemini significantly reduced serum creatinine (A)[1] and neutrophilic infiltration (B)[2]

A.


p<0.04
p<0.02
Change in creatinine (mg/dL)
4
3.5
3
2.5
2
1.5
1
0.5
0
24 hr-sham
24 - 0 ug/kg
24 hr - 350 ug/kg
72 hr-sham
72 hr - 0 ug/kg
72 hr - 350 ug/kg

B.


p<0.02
Histology Score (0-5)
5
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
Sham
0 mg/kg
0.35 mg/kg

Pre-treatment with Gemini significantly reduced cortical (C) and medullary (D) tubular necrosis

C.


p<0.02
Histology Score (0-5)
5
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
Sham
0 mg/kg
0.35 mg/kg

D.


p<0.01
Histology Score (0-5)
5
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
Sham
0 mg/kg
0.35 mg/kg

- The ischemic reperfusion injury (IRI) model is used to study AKI
- **Dosing Gemini 24 and/or 48 hours prior to IR:**
  - **Significantly preserved kidney function (serum creatinine and BUN (data not shown))**
  - **Significantly reduced inflammation (neutrophillic inflammation and Serum/urinary CRP (data not shown))**
  - **Significantly less tissue damage (tubular necrosis)**

[1]Serum creatinine levels at 24 and 72 hours post IR surgery (Figure A) when dosed 24 and/or 48 hours prior to IR. A similar trend was observed in BUN levels (data not shown). n = 16-28
[2]Neutrophilic infiltration measured at 72 hours prior to IR surgery when dosed 24 hours prior to IR

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# Cytokine and Cellular Upregulation in Humans Agree with Animal Models

## Cytokine Upregulation in Humans (Phase 1 study data in healthy volunteers)

**IL1-RA** **IL-10** **NGAL** **Neutrophil**



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Placebo
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High dose

## Cytokine Upregulation in Healthy Animals

**IL1-RA** **IL-10** **NGAL** **Neutrophil**



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